UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 16, 2023

INTELLIGENT BIO SOLUTIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39825	82-1512711
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

142 West, 57th Street, 11th Floor

New York, NY 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 828-8258

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	INBS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Notification of Failure to Comply with Nasdaq Listing Rule 5550(b)(1)

On November 16, 2023, Intelligent Bio Solutions Inc. (the “Company”) received a letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that its stockholders’ equity, as reported in its Quarterly Report on Form 10-Q for the period ending September 30, 2023 (the “Form 10-Q”), did not meet the minimum stockholders’ equity requirement for continued listing on the Nasdaq Capital Market. Nasdaq Listing Rule 5550(b)(1) requires companies listed on the Nasdaq Capital Market to maintain stockholders’ equity of at least $2,500,000. In the Company’s Form 10-Q, the Company reported stockholders’ equity of $1,236,558, which is below the minimum stockholders’ equity required for continued listing pursuant to Nasdaq Listing Rule 5550(b)(1). As indicated in Nasdaq’s letter, as of November 15, 2023, the Company did not meet the alternative Nasdaq continued listing standards under Nasdaq Listing Rules.

This notice of noncompliance has had no immediate impact on the continued listing or trading of the Company’s common stock on The Nasdaq Capital Market, which will continue to be listed and traded on Nasdaq, subject to the Company’s compliance with the other continued listing requirements. Nasdaq has given the Company until January 2, 2024, to submit to Nasdaq a plan to regain compliance. If our plan is accepted, Nasdaq may grant an extension of up to 180 calendar days from the date of Nasdaq’s letter to evidence compliance.

The Company believes that it is in compliance with the minimum stockholders’ equity requirement as of the date of this Current Report on Form 8-K and plans to timely submit a plan to Nasdaq to demonstrate this compliance. However, there can be no assurance that the Company’s plan will be accepted or that if it is, the Company will be able to maintain compliance. If the Company’s compliance plan is not accepted, or if it is and the Company does not regain compliance within 180 days from the date of Nasdaq’s letter, or if the Company fails to satisfy another Nasdaq requirement for continued listing (including the requirement that the Company maintain a minimum bid price of at least $1.00 per share, with which, as reported below, the Company is not currently in compliance), Nasdaq could provide notice that the Company’s common stock will become subject to delisting. In such event, Nasdaq rules would permit the Company to appeal the decision to reject the Company’s proposed compliance plan or any delisting determination to a Nasdaq Hearings Panel.

Notification of Failure to Comply with Nasdaq Listing Rule 5550(a)(2)

On November 16, 2023, the Company received a letter from the Nasdaq Listing Qualifications Department notifying the Company that because the closing bid price for the Company’s common stock was below $1.00 per share for the last 30 consecutive business days, the Company did not meet the $1.00 per share minimum bid price requirement of Nasdaq Listing Rule 5550(a)(2).

This notice of noncompliance has had no immediate impact on the continued listing or trading of the Company’s common stock on The Nasdaq Capital Market, which will continue to be listed and traded on Nasdaq, subject to the Company’s compliance with the other continued listing requirements.

Pursuant to Nasdaq Listing Rule 5810(c)(3)(A), the Company has a compliance period of 180 calendar days, or until May 14, 2024 (the “Compliance Period”), to regain compliance with Nasdaq’s minimum bid price requirement. If at any time during the Compliance Period, the closing bid price per share of the Company’s common stock is at least $1.00 for a minimum of 10 consecutive business days, Nasdaq will provide the Company a written confirmation of compliance and the matter will be closed.

The Nasdaq letter also provides that in the event the Company does not regain compliance by May 14, 2024, the Company may be eligible for an additional 180 calendar day period to regain compliance. To qualify, the Company must meet the continued listing requirement for market value of publicly held shares and all other initial listing standards of the Nasdaq Capital Market, with the exception of the bid price requirement, and will need to provide written notice of its intention to cure the deficiency during the second compliance period, by effecting a reverse stock split, if necessary. Notwithstanding the terms set forth in the Nasdaq letter, there can be no assurance that the Company will be eligible for an additional 180 calendar day period to regain compliance.

If the Company meets the applicable requirements, Nasdaq will inform the Company that it has been granted an additional 180 calendar days. If, however, it appears to Nasdaq that the Company will not be able to cure the deficiency, or if the Company is otherwise not eligible, Nasdaq could provide notice that the Company’s common stock will become subject to delisting. In such event, Nasdaq rules would permit the Company to appeal the delisting determination to a Nasdaq Hearings Panel.

If the Company chooses to implement a reverse stock split, it must complete the split no later than ten business days prior to the expiration of the applicable compliance period.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 17, 2023, the Company held a virtual special meeting of stockholders (the “Special Meeting”) to consider and vote on the proposals set forth in the definitive proxy statement of the Company (the “Proxy Statement”) filed with the Securities and Exchange Commission on October 20, 2023.

The number of shares of common stock of the Company, par value $0.01 per share, that voted in person or by proxy on matters presented at the Special Meeting was 1,123,443, representing approximately 48.21% of the 2,330,399 shares of common stock outstanding as of the September 28, 2023, the record date for the Special Meeting.

Each of the proposals submitted to a vote of the Company’s stockholders at the Special Meeting, as described below, was approved by the requisite vote of the Company’s stockholders. The final voting results for each of the proposals submitted to a vote of the stockholders are set forth below. The proposals are described in detail in the Proxy Statement.

Proposal 1. Approval, for purposes of complying with Nasdaq Listing Rules 5635(c) and (d), of the issuance of up to 15,921,888 shares of common stock (or 16,727,272 shares if the full overallotment option is exercised) upon the exercise of the Warrants issued by the Company in a public offering that closed on October 4, 2023 (“Proposal 1”).

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
509,897	116,224	2,040	495,282

Proposal 2. Ratification of the appointment of UHY LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2024.

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
957,940	157,789	7,714	-0-

Proposal 3. Authorization of an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1.

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
794,254	284,744	1,592	42,853

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2023
INTELLIGENT BIO SOLUTIONS INC.

	By:	/s/ Spiro Sakiris
	Name:	Spiro Sakiris
	Title:	Chief Financial Officer